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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                AUGUST 23, 2000



                          CENTERPOINT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


MARYLAND                     1-12630                  36-3910279
(State or other              (Commission              (IRS Employer
jurisdiction of              File Number)             Identification No.)
incorporation)



                   1808 SWIFT DRIVE, OAK BROOK, ILLINOIS 60523
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (630) 586-8000



                                 NOT APPLICABLE
             (Former name or address, if changed since last report)




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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      EXHIBITS

                           Item             Exhibit Index
                          -------          ---------------

                           10.20 Unsecured Revolving Credit Agreement dated as of August 23, 2000 among CenterPoint Properties Trust, as Borrower, Banc One Capital Markets, Inc., as Sole Lead Arranger/Book Manager, Bank One, NA, as
                                            Administrative Agent and Lender,
                                            First Union National Bank, as
                                            Documentation Agent and Lender,
                                            Amsouth Bank, as Managing Agent and
                                            Lender, U.S. Bank National
                                            Association, as Managing Agent and
                                            Lender, CommerzBank AG, New York
                                            Branch, as Managing Agent and
                                            Lender, and the several other
                                            lenders from time to time parties to
                                            the Agreement. The Company will
                                            furnish supplementally a copy of
                                            any omitted exhibit or schedule
                                            upon request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 7, 2000
                                              CENTERPOINT PROPERTIES TRUST



                                              By:  /s/ Paul S. Fisher
                                                   -----------------------------
                                                   Paul S. Fisher
                                                   Executive Vice President and
                                                   Chief Financial Officer



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